UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-12

BIRNER DENTAL MANAGEMENT SERVICES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[   ] Fee paid previously with preliminary materials.

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BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO 80210

April 28, 2010

TO THE SHAREHOLDERS OF BIRNER
DENTAL MANAGEMENT SERVICES, INC.:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., to be held on Tuesday, June 8, 2010, at 10:00 a.m., Mountain Time, at the Company’s offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class I directors to our Board of Directors to hold office until the 2013 annual meeting of shareholders or until each director’s successor is duly elected and qualified.

(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

Please read the enclosed Proxy Statement for the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy card in the enclosed postage prepaid, addressed envelope, as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

Very truly yours,

BIRNER DENTAL MANAGEMENT SERVICES, INC.

By:	/s/ Frederic W. J. Birner
	Name:	Frederic W.J. Birner
	Title:	Chairman of the Board and Chief Executive Officer

BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO 80210

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 8, 2010

TO OUR SHAREHOLDERS:

The 2010 Annual Meeting of Shareholders of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), will be held on Tuesday, June 8, 2010, at 10:00 a.m., Mountain Time, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, for the following purposes:

(1)	To elect two Class I directors to our Board of Directors to hold office until the 2013 annual meeting of shareholders or until each director’s successor is duly elected and qualified.

(2)	To transact any other business that properly may come before the meeting and any adjournment or postponement thereof.

As fixed by our Board of Directors, only shareholders of record at the close of business on April 21, 2010 are entitled to notice of and to vote at the meeting. You may view and or download the 2010 proxy statement and our annual report on Form 10-K at www.edocumentview.com/BDMS.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Dennis N. Genty
Name:	Dennis N. Genty
Title:	Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 28, 2010

A PROXY CARD IS ENCLOSED. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PREPAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

BIRNER DENTAL MANAGEMENT SERVICES, INC.
3801 EAST FLORIDA AVENUE, SUITE 508
DENVER, COLORADO 80210

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held June 8, 2010
______________________________________

GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Birner Dental Management Services, Inc., a Colorado corporation (“we”, “us” or “our”), for use at our 2010 Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time, on Tuesday, June 8, 2010, at our offices, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210, and at any and all adjournments thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to our shareholders on or about April 28, 2010.

Our Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report”), which includes audited financial statements, is being mailed to our shareholders simultaneously with this Proxy Statement. The Annual Report is not part of our proxy soliciting materials.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 8, 2010.

This proxy statement and the Annual Report are available at www.edocumentview.com/BDMS.

INFORMATION CONCERNING SOLICITATION AND VOTING

Shareholders are being asked to elect two Class I Directors and act on any other matters that may properly come before the meeting or any adjournments thereof. All voting rights are vested exclusively in the holders of our common stock. Each share of common stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. Holders of a majority of shares entitled to vote at the meeting, present in person or by proxy, constitute a quorum. On April 21, 2010, the record date for shareholders entitled to vote at the meeting, 1,859,135 shares of common stock were issued and outstanding.

Proxies in the enclosed form will be effective if properly executed and returned to us prior to the meeting in the enclosed, postage prepaid, addressed envelope. The common stock represented by each effective proxy will be voted at the meeting in accordance with the instructions on the proxy. If no instructions are indicated on a proxy, all common stock represented by such proxy will be voted FOR election of the nominees named on the proxy as Class I directors and as to any other matters of business that may properly come before the meeting, in the discretion of the named proxies.

Any shareholder signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to us, by voting in person at the meeting or by submitting at the meeting a later executed proxy.

When a quorum is present, in the election of directors, the nominees having the highest number of votes cast in favor of their election will be elected to the Board of Directors. With respect to any other matter that may properly come before the meeting, unless a greater number of votes are required by law or by our Amended and Restated Articles of Incorporation, a matter will be approved by the shareholders if the number of votes cast favoring the action exceeds the number of votes cast opposing the action. Abstentions, broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) and any other shares not voted will be treated as shares that are present for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of the election of the Class I directors, abstentions, broker non-votes and any other shares not voted will not be considered as votes cast. Thus, abstentions, broker non-votes and any other shares not voted will have no impact in the election of the Class I directors or any other matter that may properly come before the meeting so long as a quorum is present.

We will pay the cost of soliciting proxies in the accompanying form. We have retained the services of Broadridge and Georgeson to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is approximately $2,900 plus out-of-pocket expenses. Although there are no formal agreements to do so, our officers and other regular employees may solicit proxies by telephone or by personal interview for which the officers or employees will not receive additional compensation. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

PROPOSAL ONE: ELECTION OF TWO CLASS I DIRECTORS

General

Our Amended and Restated Articles of Incorporation provide for the classification of our Board of Directors. The Board of Directors has set the size of the Board at five members divided into three classes, with one of the three classes standing for re-election at each annual meeting of shareholders.

Class I is made up of two directors (Thomas D. Wolf and Paul E. Valuck, D.D.S.) who are standing for reelection at the 2010 annual meeting of shareholders. Class II is made up of one director (Brooks G. O’Neil) whose term expires upon the election and qualification of a director at the 2011 annual meeting of shareholders. Class III is made up of two directors (Frederic W.J. Birner and Mark A. Birner, D.D.S.) whose terms will expire upon the election and qualification of directors at the 2012 annual meeting of shareholders.

At each annual meeting of shareholders, directors will be elected by our shareholders for a full term of three years to succeed those directors whose terms are expiring. The powers and responsibilities of each class of directors are identical. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Proxies cannot be voted for a greater number of persons than the number of nominees named therein. Unless authority to vote is withheld, the persons named in the enclosed form of proxy will vote the shares represented by such proxy FOR the election of the nominees for director named below. If, at the time of the meeting, the nominee becomes unavailable for any reason for election as a director, the persons entitled to vote the proxy will vote for such substitute nominee, if any, in their discretion. If elected, the nominees will hold office until the 2013 annual meeting of shareholders or until their successors are elected and qualified.

Class I Director Nominees

The Board of Directors unanimously recommends that the shareholders vote FOR election of the following nominees as our Class I directors.

Class of Director	Name	Age	Director Since

Class I	Thomas D. Wolf	55	2004

Class I	Paul E. Valuck, D.D.S.	53	2001

Each nominee’s biography is set forth in “Directors and Executive Officers” below.

Continuing Directors

The persons named below will continue to serve on our Board of Directors until the annual meeting of shareholders in the year indicated below and/or until their successors are elected and take office. Shareholders are not voting on the election of any Class II or Class III directors this year. The following table shows the names, ages and positions of each continuing director. Each director’s biography is set forth in “Directors and Executive Officers” below.

Class of Director	Term Expires in Year	Name	Age	Director Since

Class II	2011	Brooks G. O’Neil	53	2003

Class III	2012	Frederic W.J. Birner	52	1995

Class III	2012	Mark A. Birner, D.D.S.	50	1995

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors has determined that Thomas D. Wolf, Paul E. Valuck, D.D.S. and Brooks G. O’Neil qualify as independent directors (as defined in Nasdaq Rule 5605(a)(2)).

Nominations Process

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

Communications with Our Board

Our Board of Directors does not presently provide a website or a formal process for shareholders to send communications to the Board. Because we are a small public company, we do not have a formal process for shareholders to send communications directly to our Board of Directors. However, shareholders wishing to contact any member (or all members) of the Board or any committee of the Board may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual director or group or committee of the directors, c/o Dennis N. Genty, Chief Financial Officer, Secretary and Treasurer, Birner Dental Management Services, Inc., 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210. The Board believes that this approach has served the Board's and its shareholders' needs. There is no screening process, and all shareholder communications directed to a Board member, the Board or a committee of the Board are forwarded to the appropriate person or persons for review. Our Board of Directors intends to periodically evaluate its shareholder communication process, and may adopt additional procedures to facilitate shareholder communications with the Board of Directors as it deems necessary or appropriate.

Directors’ Meetings and Committees

The entire Board of Directors met five times during the year ended December 31, 2009. Each director attended 100% of the Board of Directors meetings except for Mark A. Birner, D.D.S., who attended three meetings. Our policy regarding attendance by members of the Board of Directors at our annual meeting of shareholders is to encourage our directors to attend, subject to their availability for travel at that time. Frederic W.J. Birner, Mark A. Birner, D.D.S and Thomas D. Wolf attended our 2009 annual meeting of shareholders.

Audit Committee

The Audit Committee is comprised solely of independent directors, as defined by applicable Nasdaq and Securities and Exchange Commission rules and regulations. The current members of the Audit Committee are Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf (Chairman). The Board of Directors has reviewed Nasdaq Rule 5605(a)(2) and has determined that Messrs. O’Neil, Valuck and Wolf are independent directors as defined in that Rule. The Board of Directors has determined that Messrs. O’Neil and Wolf have accounting and related financial management expertise and are qualified as audit committee financial experts within the meaning of Securities and Exchange Commission regulations. The Audit Committee met four times during the year ended December 31, 2009, and all members were present at each meeting.

The primary responsibilities of the Audit Committee are to select, engage, approve fees for and oversee our independent registered public accounting firm and pre-approve all services to be performed by them. Also the committee reviews and oversees our financial reporting process generally, the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements.

The Board of Directors has adopted a written charter for the Audit Committee. We will provide to any person, without charge, upon request, a copy of the adopted charter for the Audit Committee by writing to: the Corporate Secretary, Birner Dental Management Services, Inc., 3801 East Florida Ave., Suite 508, Denver, Colorado 80210.

Compensation Committee

The members of the Compensation Committee in 2009 were Brooks G. O’Neil, Paul E. Valuck, D.D.S and Thomas D. Wolf, each of whom is an independent director as defined by applicable NASDAQ and Securities and Exchange Commission rules and regulations. The Compensation Committee met three times in 2009, and all members were present at the meetings.

The Compensation Committee is responsible for establishing and administering our general compensation policy and program, and for setting compensation for our executive officers. The Compensation Committee also possesses all of the powers of administration under our employee benefit plans, including the 2005 Plan and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee determines the individuals eligible to participate in the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee determines grants to our executive officers and directors. The Compensation Committee has delegated to our Chief Executive Officer the authority to make grants to non-executive employees. The Compensation Committee does not currently have a charter.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Hein & Associates LLP (“Hein”), the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 61 (“SAS 61”). In addition, the Audit Committee has received from Hein the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Hein’s communications with the Audit Committee concerning its independence. The Audit Committee has reviewed the materials received from Hein and has met with representatives of Hein to discuss the independence of their firm.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas D. Wolf (Chairman)
Brooks G. O’Neil
Paul E. Valuck, D.D.S.

Code of Conduct

All of our employees, including our Chief Executive Officer, Chief Financial Officer, President and the persons performing similar functions, are required to abide by our code of conduct and business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner. We intend to disclose any changes in or waivers from our code of conduct by filing a current report on Form 8-K with the Securities and Exchange Commission. A copy of the Company’s code of conduct is available on our website at www.bdms-perfectteeth.com.

Related Party Transactions

We do not have a formal written policy regarding the review, approval or ratification of related party transactions. However, all of our employees, officers and directors are required to comply with our code of conduct. The code of conduct addresses, among other things, actions that are required when potential conflicts of interest arise, including those from related party transactions. Specifically, if an employee, officer or director believes a conflict of interest exists or may arise, he or she is required to disclose immediately the nature and extent of the conflict, or potential conflict, to his or her supervisor, who, along with appropriate officials of the Company, will evaluate the conflict and take the appropriate action, if any, to ensure that our interests are protected. Any transaction between us and another party on terms that are reasonably believed to be at least as favorable as the terms that we otherwise could have obtained from an unrelated third party shall not create a conflict of interest or cause a violation of the code of conduct, provided that with respect to the directors and any member of senior management, the Audit Committee of the Board of Directors was given prior notice of such transaction. The rules in the code of conduct regarding conflicts of interest not only apply to all employees, officers and directors, but also to immediate family members and certain business associates of our employees, officers and directors.

Mark A. Birner, D.D.S., our President and a director, owns 52 of our 65 professional corporations through which we conduct our business. Dr. Birner does not receive any fees, payments or other compensation or remuneration from us or the professional corporations for services rendered to the professional corporations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 21, 2010 by (i) all persons known by us to be the beneficial owners of 5% or more of our common stock, (ii) each director, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the address of each of the persons named below is our address, 3801 East Florida Avenue, Suite 508, Denver, Colorado 80210.

	Number of Shares Beneficially Owned	Percent of Class
Name of Beneficial Owner	(1)	(2)

Officers & Directors
Frederic W.J. Birner (3)	284,510	15.0%
Mark A. Birner, D.D.S. (4)	415,313	21.9%
Dennis N. Genty (5)	300,305	15.9%
Brooks G. O’Neil (6)	33,275	1.8%
Paul E. Valuck, D.D.S (7)	52,636	2.8%
Thomas D. Wolf (8)	58,067	3.1%

5% Owners
Lee Schlessman (9)	189,656	10.2%

All executive officers and directors (six persons) (10)	1,144,106	57.3%

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of April 21, 2010 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Percentage of ownership for each beneficial owner is based on 1,859,135 shares of common stock outstanding at April 21, 2010 plus any options currently exercisable or exercisable within 60 days of April 21, 2010, computed separately for each beneficial owner using information provided in the following footnotes.

(3)	Includes 40,000 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010.

(4)	Includes 33,333 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010.

(5)

Includes 33,333 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010. Includes 119,386 shares of common stock owned by Mr. Genty’s wife. Mr. Genty disclaims beneficial ownership of all shares held by his wife.

(6)	Includes 10,084 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010.

(7)	Includes 10,084 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010.

(8)	Includes 12,250 shares of common stock that are issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 21, 2010.

(9)	The address for Mr. Schlessman is 1555 Blake Street, Suite 400, Denver, Colorado 80202.

(10)

Includes 139,084 shares of common stock issuable upon the exercise of options held by all executive officers and directors as a group that are currently exercisable or are exercisable within 60 days of April 21, 2010.

There has been no change in our control since the beginning of our last fiscal year, and there are no arrangements known to us, including any pledge of our securities, the operation of which may at a subsequent date result in a change in our control.

Directors and Executive Officers

The following table sets forth information concerning each of our directors and executive officers. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Officers are appointed by and serve at the discretion of the Board of Directors.

Name	Age	Position
Frederic W.J. Birner	52	Chairman of the Board, Chief Executive Officer and Director
Mark A. Birner, D.D.S.	50	President and Director
Dennis N. Genty	52	Chief Financial Officer, Secretary and Treasurer
Brooks G. O’Neil	53	Director
Paul E. Valuck, D.D.S.	53	Director
Thomas D. Wolf	55	Director

Biographies

Frederic W.J. Birner is one of our founders and has served as Chairman of the Board and Chief Executive Officer since our inception in May 1995. Mr. Birner is the brother of Mark A. Birner, D.D.S.

Mark A. Birner, D.D.S. is one of our founders and has served as President, and as a director, since our inception in May 1995. Dr. Birner is the brother of Frederic W.J. Birner.

Dennis N. Genty is one of our founders and has served as Secretary since May 1995 and as Chief Financial Officer and Treasurer since September 1995.

Brooks G. O’Neil was appointed as a director on January 23, 2003 and was first elected by our shareholders at the 2005 Annual Meeting of Shareholders. Mr. O’Neil rejoined Dougherty & Co. in October 2006 as a Senior Research Analyst covering areas of growth and change in health services. He was employed by Dougherty & Co. as a Senior Research Analyst covering health care services from January 2004 until January 2006. Mr. O'Neil was a Senior Research Analyst for health care services at Avondale Partners, LLC from January 2006 to October 2006.

Paul E. Valuck, D.D.S. was appointed as a director on April 10, 2001 and was first elected by our shareholders at the 2001 Annual Meeting of Shareholders. Dr. Valuck has been in private dental practice in Denver, Colorado since January 1998.

Thomas D. Wolf was appointed as a director on June 8, 2004 and was first elected by our shareholders at the 2007 Annual Meeting of Shareholders. Mr. Wolf joined Shield Security Systems, LLC, a privately held company in the security business, in December 1998 and is currently its Chief Executive Officer and Chief Financial Officer.

BOARD LEADERSHIP STRUCTURE AND THE BOARD’S ROLE IN RISK OVERSIGHT

Leadership Structure

Our Company has three directors who are not employees of the Company and two directors who are employees of the Company. Mr. Frederic W.J. Birner, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combined the positions of CEO and Chairman of the Board because of the size of the Company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a Company of its size and complexity.

Risk Oversight

The Company’s Board of Directors as a whole review and discuss the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. The Board meets quarterly to discuss the Company’s operations and financial standing and to hear briefings from executive management, outside counsel and financial auditors. The Board of Directors’ Audit Committee meets quarterly and then the independent members of the Board conduct an executive session without senior management.

Board Diversity

We do not have a standing nominating committee or a nominating committee charter. Nominations for director are made by our independent directors. The Board of Directors believes that, considering the size of the Company and our Board of Directors, nominating decisions can be made effectively by our independent directors and there is no need for the added formality of a nominating committee.

The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board of Directors will consider director candidates proposed on a timely basis as described under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Shareholders must include sufficient information about candidates nominated for director to enable our independent directors to consider the candidate’s qualifications and suitability for service on the Board of Directors. Although the Board of Directors does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for Board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board of Directors and its committees.

SUMMARY COMPENSATION

Executive Compensation for Years Ended December 31, 2009 and 2008

The following table summarizes, with respect to our Chief Executive Officer and each of our other executive officers (“Named Executive Officers”), information relating to the compensation earned for services rendered in all capacities during 2009 and 2008.

				Option Awards
					Stock		Fair Value of
				Grant Date of	Options	Grant	Stock on Grant	All Other
Name and Principal Position	Year	Salary	Bonus	Stock Award	Awarded	Price	Date	Compensation	Total
					(1)	(2)	(3)	(4)
Frederic W.J. Birner
Chairman of the Board,
Chief Executive Officer
and Director	2009	$400,000	$117,394	-	-	$-	$-	$-	$517,394
	2008	$350,000	$101,830	1/16/2008	30,000	$21.00	$630,000	$-	$1,081,830

Mark A. Birner, D.D.S.
President and Director	2009	$275,000	$88,045	-	-	$-	$-	$4,050	$367,095
	2008	$250,000	$76,372	1/16/2008	20,000	$21.00	$420,000	$3,750	$750,122

Dennis N. Genty
Chief Financial Officer
Treasurer and Secretary
	2009	$275,000	$88,045	-	-	$-	$-	$6,575	$369,620
	2008	$250,000	$76,372	1/16/2008	20,000	$21.00	$420,000	$6,000	$752,372

(1)	On January 16, 2008, the Compensation Committee granted options to purchase an aggregate 70,000 shares of common stock to the Named Executive Officers.

2008 Options
Named Executive Officer	Granted
Frederic W. J. Birner	30,000
Mark A. Birner, D.D.S	20,000
Dennis N. Genty	20,000
Total Options Granted	70,000

(2)	Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on January 16, 2008 of $21.00 a share.

(3)	The fair value of the stock on grant date equals the stock options awarded times the grant price of the common stock as reported on The Nasdaq Capital Market on the grant date.

(4)	All other compensation is comprised solely of our contribution to the Named Executive Officer’s 401(k) Plan account.

Base Salary
The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries and bonuses are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. The 2009 base salary for Frederic W.J. Birner was $400,000, for Mark A. Birner was $275,000, and for Dennis N. Genty $275,000.

Grant of Plan Based Awards

No options or other equity-based awards were granted to any of the Named Executive Officers during the year ended December 31, 2009. However, the Named Executive Officers earned 17,280 restrictive stock units (RSU’s) under the Long Term Incentive Plan (LTIP) during 2009. The RSU’s will be granted to the Named Executive Officer’s in the first quarter 2012 so long as they are employed as of December 31, 2011. In January 2008, the Compensation Committee granted options to purchase an aggregate of 70,000 shares of common stock to the Named Executive Officers.

2008 Options
Named Executive Officer	Granted
Frederic W. J. Birner	30,000
Mark A. Birner, D.D.S	20,000
Dennis N. Genty	20,000
Total Options Granted	70,000

Outstanding Equity Awards at December 31, 2009

The following table contains information regarding options outstanding with respect to the Named Executive Officers during 2009.

				Option Awards			Stock Awards
			Number of	Number of
			Securities	Securities
			Underlying	Underlying			Number of Shares	Market Value of
			Unexercised	Unexercised	Option		or Units of Stock	Shares or Units of
			Options	Options	Exercise	Option	That Have Not	Stock That Have
			(#)	(#)	Price	Expiration	Vested	Not Vested
Name and Principal Position	Year		Exercisable	Unexercisable	($/Sh)	Date	(#)	($)
					(3)
Frederic W.J. Birner
Chairman of the Board,	2005	(1)	20,000	-	$19.37	11/28/2010	-	$-
Chief Executive Officer	2008	(2)	10,000	20,000	$21.00	1/16/2015	-	$-
and Director

Mark A. Birner, D.D.S.
President	2005	(1)	20,000	-	$19.37	11/28/2010	-	$-
and Director	2008	(2)	6,667	13,333	$21.00	1/16/2015	-	$-

Dennis N. Genty
Chief Financial Officer	2005	(1)	20,000	-	$19.37	11/28/2010	-	$-
Treasurer and Secretary	2008	(2)	6,667	13,333	$21.00	1/16/2015	-	$-

1.	Options to purchase 20,000 shares of common stock were granted on November 28, 2005 to each of the Named Executive Officers and became fully vested on November 28, 2008.

2.

Options to purchase 70,000 shares of our common stock were granted on January 16, 2008. For Frederick W.J. Birner 10,000 options vested on January 16, 2009, 10,000 vested on January 16, 2010, and 10,000 will vest on January 16, 2011. For Mark A. Birner, D.D.S and Dennis N. Genty, 6,667 option shares vested on January 16, 2009, 6,666 vested on January 16, 2010, and 6,667 will vest on January 16, 2011.

3.

The 2005 options were granted at an exercise price equal to 110% of the fair market value of the Common Stock at close as reported on The Nasdaq Capital Market on the day before the grant date. The 2008 option exercise price was based on the last reported sales price of our common stock as reported on The Nasdaq Capital Market on the grant date.

On June 4, 2009, the Company’s shareholders approved an amendment to the 2005 Equity Incentive Plan (the “2005 Plan”) to increase the number of shares of common stock authorized under the 2005 Plan from 425,000 to 625,000.

Long-Term Incentive Program

On June 3, 2009, the Compensation Committee adopted a Long-Term Incentive Program (the “LTIP”). The LTIP, which operates under the 2005 Plan, provides for long-term performance-based cash and stock opportunities for our executive officers. Details of the LTIP are as follows:

  The executive officers may earn an aggregate of up to $1,050,000 in cash and up to 80,000 shares of common stock of the Company. We issued restricted stock units with respect to the 80,000 shares. Frederic W.J. Birner, the Chairman and Chief Executive Officer, Dennis N. Genty, the Chief Financial Officer and Mark A. Birner, D.D.S., the President, may earn up to 50%, 25% and 25% of the foregoing amounts, respectively.

  Of the foregoing amounts, 24%, 33% and 43% can be earned in years 2009, 2010, and 2011, respectively.

  The executive officers may earn the foregoing amounts through achievement of performance targets related to patient revenue growth, practice additions, adjusted EBITDA margin and earnings per share growth. The executive officers will earn 100% of the amounts allocated to a particular year if we exceed all four of the annual performance targets, 90% if we exceed three of the four annual performance targets, 66 2/3% if we exceed two of the four annual performance targets, 0% if we exceed fewer than two of the four annual performance targets. The Compensation Committee will review each of the performance targets annually and will administer the LTIP.

  All amounts vest only if the executive officer is employed by us on December 31, 2011 and will be payable during the first quarter of 2012.

Long Term Incentive Plan
		Cash			Stock
	Percent of
	Cash &								Stock Dollars
	Stock		Percent of	Cash Earned	Stock			Percent of	Earned or
	Available	Cash	Cash	or That Could	Shares	Stock		Stock	That Could be
Year	Each Year	Available	Earned	be Earned	Available	Price	Value of Stock	Earned	Earned
				(1)		(2)			(1)

2009	24%	$252,000	90%	$226,800	19,200	$14.20	$272,640	90%	$245,376
2010	33%	$346,500	100%	$346,500	26,400	$14.20	$374,880	100%	$374,880
2011	43%	$451,500	100%	$451,500	34,400	$14.20	$488,480	100%	$488,480
	100%	$1,050,000		$1,024,800	80,000		$1,136,000		$1,108,736

(1)

For the year 2009 the actual amounts earned are shown, as three of the four annual performance targets were met and for years 2010 and 2011 the amounts shown are as if all performance targets were met. The maximum payout is $1,024,800 of cash and $1,108,736 value in stock.

(2)	Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on June 3, 2009 of $14.20 a share.

Payments upon Change in Control

Upon a change in control of our company, as defined in the 2005 Plan, all outstanding options and restricted stock automatically vest.

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Year Ended December 31, 2009 and 2008

The following table summarizes, with respect to non-employee directors, information relating to the compensation earned for services rendered in all capacities during 2009 and 2008.

			Option Awards

		Fees Earned		Stock		Fair Value of
		or paid in	Grant Date of	Options	Grant	Stock on Grant	All Other
Name and Principal Position	Year	Cash	Stock Award	Awarded	Price	Date	Compensation	Total
				(1)	(2)
Brooks G. O'Neil
Director	2009	$21,600	3/23/2009	4,000	$10.75	$43,000	$-	$64,600
	2008	$13,600	-	-	$-	$-	$-	$13,600

Paul E. Valuck, D.D.S.
Director	2009	$21,600	3/23/2009	4,000	$10.75	$43,000	$-	$64,600
	2008	$15,600	-	-	$-	$-	$-	$15,600

Thomas D. Wolf
Director, Chairman of the
Audit Committee	2009	$29,600	3/23/2009	6,000	$10.75	$64,500	$-	$94,100
	2008	$19,600	-	-	$-	$-	$-	$19,600

(1)	On March 23, 2009, the Board of Directors were granted options to purchase an aggregate 14,000 shares of common stock to the named Board of Directors.

2009 Options
Named Board of Director	Granted
Brooks G. O’Neil	4,000
Paul E. Valuck, D.D.S.	4,000
Thomas D. Wolf	6,000
Total Options Granted	14,000

(2)	Based on the last reported sale price of our common stock as reported on The Nasdaq Capital Market on March 23, 2009 of $10.75 a share.

Base Fees
Directors who are our full-time employees receive no compensation for serving as directors. On March 23, 2009, the Board of Directors met and approved an increase in compensation for serving as a non-employee director effective January 1, 2009. Non-employee directors will be paid: 1) a $5,000 per calendar quarter retainer, 2) $200 per calendar quarter Audit Committee meeting, 3) $1,000 per annual Audit Committee meeting and 4) $2,000 per calendar quarter retainer for the Chairman of the Audit Committee.

Grant of Plan Based Awards

On March 30, 2010, the Board of Directors were granted options to purchase an aggregate 13,000 shares of common stock.

2010 Options
Named Board of Director	Granted
Brooks G. O’Neil	4,000
Paul E. Valuck, D.D.S.	4,000
Thomas D. Wolf	5,000
Total Options Granted	13,000

Outstanding Equity Awards at December 31, 2009

The following table contains information regarding options outstanding with respect to the non-employee directors at December 31, 2009.

			Option Awards				Stock Awards
Name and Principal Position	Year		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
					(4)
Brooks G. O'Neil
Director	2005	(1)	3,750	1,250	$17.61	11/28/2012	-	$-
	2007	(2)	5,000	0	$21.85	3/16/2014	-	$-
	2009	(3)	0	4,000	$10.75	3/23/2016	-	$-

Paul E. Valuck, D.D.S.
Director	2005	(1)	3,750	1,250	$17.61	11/28/2012	-	$-
	2007	(2)	5,000	0	$21.85	3/16/2014	-	$-
	2009	(3)	0	4,000	$10.75	3/23/2016	-	$-

Thomas D. Wolf
Director, Chairman of	2005	(1)	5,250	1,750	$17.61	11/28/2012	-	$-
Audit Committee	2007	(2)	5,000	0	$21.85	3/16/2014	-	$-
	2009	(3)	0	6,000	$10.75	3/23/2016	-	$-

1.

On November 28, 2005, the Board of Directors were granted options to purchase an aggregate 17,000 shares of common stock to the named Board of Directors. As of December 31, 2009, for Mr. Brooks G. O’Neil 1,250 vested on November 28, 2007, 1,250 vested on November 28, 2008, 1,250 vested on November 28, 2009 and 1,250 will vest on November 28, 2010. As of December 31, 2009, for Mr. Paul E. Valuck, D.D.S. 1,250 vested on November 28, 2007, 1,250 vested on November 28, 2008, 1,250 vested on November 28, 2009 and 1,250 will vest on November 28, 2010. As of December 31, 2009, for Mr. Thomas D. Wolf 1,750 vested on November 28, 2007, 1,750 vested on November 28, 2008, 1,750 vested on November 28, 2009 and 1,750 will vest on November 28, 2010.

2.

On March 16, 2007, the Board of Directors were granted options to purchase an aggregate 15,000 shares of common stock to the named Board of Directors. As of December 31, 2009, for Mr. Brooks G. O’Neil 5,000 were vested, for Mr. Paul E. Valuck, D.D.S. 5,000 were vested and for Mr. Thomas D. Wolf 5,000 were vested.

3.

On March 23, 2009, the Board of Directors were granted options to purchase an aggregate 14,000 shares of common stock to the named Board of Directors. As of December 31, 2009, for Mr. Brooks G. O’Neil 1,334 vested on March 23, 2010, 1,333 will vest on March 23, 2011 and 1,333 will vest on March 23, 2012. As of December 31, 2009, for Mr. Paul E. Valuck, D.D.S 1,334 vested on March 23, 2010, 1,333 will vest on March 23, 2011 and 1,333 will vest on March 23, 2012. As of December 31, 2009, for Mr. Thomas D. Wolf 2,000 vested on March 23, 2010, 2,000 will vest on March 23, 2011 and 2,000 will vest on March 23, 2012.

4.

The 2005 option exercise price was based on the last reported sales price of our common stock as reported on The Nasdaq Capital Market on the day before the grant date. The 2007 and 2009 option exercise prices was based on the last reported sales price of our common stock as reported on The Nasdaq Capital Market on the grant date.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Hein & Associates LLP (“Hein”) has acted as our independent registered public accounting firm since November 2001. We expect that representatives of Hein will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. These representatives will also be available to respond to appropriate questions from shareholders at the meeting.

The Audit Committee reviews and pre-approves audit-related and permissible non-audit services to be performed by our independent registered public accounting firm. The fees shown below for 2009 and 2008 were approved in advance by the Audit Committee.

Hein was selected by the Audit Committee to perform the audit function for 2009. No independent registered public accounting firm has been selected to perform the audit function for 2010. It is expected that the Audit Committee will approve the engagement of an independent registered public accounting firm later in 2010.

Audit Fees

For the year ended December 31, 2009, Hein billed us $69,752 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2009.

For the year ended December 31, 2008, Hein billed us $70,350 for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2008.

Audit Related Fees

For the year ended December 31, 2009, Hein billed us $10,876 for audit related professional services. These fees related to the audit of the 401(k) retirement savings plan.

For the year ended December 31, 2008, Hein billed us $13,570 for audit related professional services. These fees related to the audit of the 401(k) retirement savings plan.

Tax Fees

None.

All Other Fees

For the year ended December 31, 2009, Hein billed us $10,601 for professional services rendered for Sarbanes-Oxley related issues and SEC communications.

For the year ended December 31, 2008, Hein billed us $0 for professional services rendered for Sarbanes-Oxley related issues and SEC communications.

SECTION 16 REPORTS

Section 16(a) of the Securities Exchange Act of 1934, requires directors, executive officers and beneficial owners of more than 10% of our outstanding shares to file with the Securities and Exchange Commission initial reports of ownership and reports regarding changes in their beneficial ownership of our shares. To our knowledge, and based solely on a review of the Section 16(a) reports furnished to us, all Section 16(a) reports were filed on a timely basis except a Form 4 for each of Mr. O’Neil, Dr. Valuck, D.D.S., and Mr. Wolf relating to an option exercise.

SHAREHOLDER PROPOSALS

We must receive shareholder proposals for inclusion in our proxy materials relating to the 2011 annual meeting of shareholders on or before December 29, 2010. Notice of proposals received after March 14, 2011 will be deemed untimely and will not be considered at the meeting.

2009 ANNUAL REPORT ON FORM 10-K

OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ACCOMPANIES THIS PROXY STATEMENT AND WAS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS REPORT IS NOT PART OF OUR PROXY SOLICITING MATERIALS. SHAREHOLDERS WHO WISH TO OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT (WITHOUT EXHIBITS) ON FORM 10-K SHOULD ADDRESS A WRITTEN REQUEST TO DENNIS N. GENTY, CHIEF FINANCIAL OFFICER, SECRETARY AND TREASURER, BIRNER DENTAL MANAGEMENT SERVICES, INC., 3801 EAST FLORIDA AVENUE, SUITE 508, DENVER, COLORADO 80210 OR THEY CAN OBTAIN THE INFORMATION ON OUR WEBSITE AT WWW.BDMS-PERFECTTEETH.COM. WE WILL PROVIDE COPIES OF THE EXHIBITS TO THE FORM 10-K UPON PAYMENT OF A REASONABLE FEE.

OTHER BUSINESS

As of the date of this Proxy Statement, management was not aware of any business not described above which would be presented for consideration at the meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted in respect thereto in accordance with the judgment of the persons voting them.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

/s/ Dennis N. Genty
Dennis N. Genty
Chief Financial Officer, Secretary and Treasurer

Denver, Colorado
April 28, 2010

Birner Dental
Management Services, Inc.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Class I Directors: 01 - Thomas D. Wolf 02 - Paul E. Valuck, D.D.S.

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

2. In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please complete, date and sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate official, please add your title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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